UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2010

FULL HOUSE RESORTS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-221-7800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

The information included in Item 2.06 of this Current Report on Form 8-K is incorporated by reference into this item 2.02.

Item 2.06	Material Impairments.

On January, 26, 2010, Full House Resorts, Inc. (the “Company”) concluded that the Company is required under generally accepted accounting principles to record a pre-tax, non-cash impairment charge of $728,000, the total investment in the Northern Cheyenne management and development project in Montana. The Company intends to continue working with the Northern Cheyenne Nation to pursue the development of a casino near Lame Deer, Montana. However, based on current economic conditions including a difficult credit market for greenfield projects, the Company has determined that both the timing and feasibility of this project are difficult to determine. As a result, the Company believes that its receivable and contract rights are more appropriately classified as not recoverable. The impact of the impairment, which will be recorded in the fourth quarter of 2009, is expected to have a $480,000 negative impact on net income, or approximately $0.03 earnings per share for the quarter. The Company expects to report earnings exclusive of the impairment charge of approximately $0.07 and $0.28 for the quarter and year ending December 31, 2009, respectively. The Company does not expect this charge to result in future cash expenditures.

The press release issued by the Company in connection with the impairment is included in Exhibit 99.1 and incorporated herein by reference.

Certain statements in this report are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to future events and financial performance. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated (expressed or implied) by such forward-looking statements, because of, among other things, the risks and uncertainties found in the Company’s other SEC filings, including the risk factors identified under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K, as updated by the Company’s Quarterly Reports on Form 10-Q.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by the Company on January 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: January 26, 2010

/s/ Barth F. Aaron

Barth F. Aaron
Secretary/General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the Company on January 26, 2010.

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